Port Street Institutional Opportunities Fund Summary Prospectus December 29, 2015 Institutional Class – PSOFX

Before you invest, you may want to review Port Street Institutional Opportunities Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated December 29, 2015, as supplemented and amended from time to time, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://www.portstreetinvest.com/psofx/about-the-fund-psofx-prospectus-201601/.  You can also get this information at no cost by calling the Fund (toll-free) at 855-369-6220 or by email at info@portstreetinvest.com.

Investment Objective
The Port Street Institutional Opportunities Fund (the “Fund”) seeks to provide long-term growth of capital with less volatility than the overall equity markets.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Shareholder Service Fee	0.10%
Other Expenses (1)	0.54%
Acquired Fund Fees and Expenses (1)	0.44%
Total Annual Fund Operating Expenses	1.93%
Expense (Reimbursement)/Recoupment (2)	(0.24)%
Total Annual Fund Operating Expenses After Expense (Reimbursement)/Recoupment (2)	1.69%

(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.
(2)
Port Street Investments, LLC (the “Adviser” or “Port Street”) has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.25% of the Fund’s average daily net assets.  Fees reduced and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reduction and reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee reduction and expense reimbursement occurred and when fees and expenses are being recouped.  The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through July 28, 2017.  Thereafter, the agreement may be terminated at any time upon 60 days written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$172	$583

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
The Fund seeks to achieve its investment objective through the use of a proprietary asset allocation strategy that, over the long term, targets approximately 70% equity exposure and 30% fixed income exposure, with an allowance for tactical shifts to take advantage of the Adviser’s view on relative market valuations and its outlook for asset classes or in response to changing market conditions.  Though the Fund does not have a target allocation for foreign securities, the Fund will typically invest between 10% and 40% of its net assets in foreign securities.  The investment process is driven by financial modeling in which the Adviser allocates Fund assets among a combination of the following asset classes, based on the risk/return characteristics of each asset class: U.S. equities, foreign equities, U.S. fixed income securities, and foreign fixed income securities.

To achieve the Adviser’s asset allocation targets for the Fund, the Adviser allocates management of a portion (or sleeve) of Fund assets among itself and other professional investment managers (“Sub-Advisers”) that utilize distinct strategies and fundamental research processes to select investments for their respective sleeve of Fund assets. However, the Adviser retains overall supervisory responsibility for the general management of the Fund’s portfolio and implementation of the Fund’s investment strategy, and manages the remaining sleeve of the Fund’s assets directly. The investment strategies utilized by the Sub-Advisers consist of large cap value, large cap growth, mid cap value, and core fixed income strategies.

The Adviser believes that by employing multiple strategies, each providing attractive risk and return characteristics on a stand-alone basis, overall volatility and correlation with the broader equity and fixed-income markets can be reduced, while maximizing risk adjusted returns.

In determining the percentage of Fund assets to allocate to each Sub-Adviser strategy, the Adviser considers the asset class, portfolio characteristics and investment performance of each strategy, among other factors, in light of the Adviser’s asset allocation targets. The Adviser will also consider strategies that provide a tactical advantage given changing market conditions. The Adviser will monitor and reallocate Fund assets among the Adviser and the Sub-Advisers from time to time.

The Adviser’s goal in managing a sleeve of Fund assets is to diversify assets and reduce traditional U.S. equity market risk (risk is measured by standard deviation). Through its investments in long/short, absolute return, and global macro mutual funds, in addition to real estate investment trusts (“REITs”) and mutual funds investing in natural resources, commodities and derivatives (such as options and swaps), the Adviser seeks to hedge against risks attributed to U.S. equity market movements and to reach the Fund’s final asset allocation target.
Equity securities in which the Fund invests include: common stock, preferred stock, Real Estate Investment Trusts (“REITs”), and American Depositary Receipts (“ADRs”), and such equity securities may represent issuers of any capitalization. Fixed-income securities of any maturity and duration in which the Fund invests include: corporate bonds, notes, commercial paper, asset-backed securities, mortgage-backed securities, and Exchange Traded Notes (“ETNs”). Though the Fund will primarily invest in investment-grade fixed income securities, up to 10% of the Fund’s net assets may be invested in high-yield securities.  The Adviser invests its sleeve of Fund assets primarily in other investment companies (“underlying funds”) that hold equity and fixed income securities of both domestic and foreign issuers, which may include issuers located in emerging markets. The underlying funds may also hold ETFs and utilize derivative instruments, including futures, call and put options, swaps, and options on swaps (swaptions), to reduce price volatility by hedging against specific market risks or currency exposures.

Principal Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk.  The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser and subadviser cannot successfully implement the Fund’s investment strategies.

Asset Allocation Risk.  The Fund’s allocation among various asset classes and investments may not produce the desired results.

Multiple Manager Risk.  The Fund could experience overlapping or offsetting securities transactions, which may lead to higher transaction expenses.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Value-Style Investing Risk.  The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Growth-Style Investing Risk.  If a growth company does not increase its earnings at the higher rate expected, the price of its stock may decline significantly, even if it has increased earnings.

Large Cap, Mid Cap and Small Cap Companies Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Securities of mid cap and small cap companies may be more volatile and less liquid than the securities of large cap companies.

Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond.  In some circumstances, dividends on a preferred stock may be changed or passed by the issuer.

REIT Risk.  REITs have been subject to substantial fluctuations and declines on a local, regional, and national basis in the past, and may continue to be in the future. Also, the value of a REIT can be hurt by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of a real estate investment trust.

ADR Risk.  ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities. Holders of unsponsored ADRs generally bear all the costs of such ADRs.

Fixed Income Securities Risks. The Fund’s investments in fixed income securities will be subject to credit risk, interest rate risk, prepayment risk, duration risk, and liquidity risk.  Credit risk is the risk that an issuer will default or fail to pay principal and interest when due.  Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of debt securities).  It is likely that in the near future there will be less governmental action to maintain low interest rates.  Rate increases resulting from this policy change could have a swift and significant negative impact on fixed income securities.  Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity, causing the Fund to invest in fixed income securities with lower interest rates. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Liquidity risk is the risk that low trading volume, lack of a market maker, or legal restrictions will impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner when the Adviser believes it is otherwise desirable to do so, which may restrict the Fund’s ability to take advantage of other market opportunities.

Floating Rate Securities Risk.  Because changes in interest rates on floating (or variable) rate securities may lag behind changes in market rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates.  The interest rate on a floating rate security may reset on a predetermined schedule and as a result, not reset during periods when changes in market rates are substantial.  Lifetime limits on resets may also prevent their rates from adjusting to market rates.  During periods of declining interest rates, because the interest rates on floating rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

Mortgage-Backed Securities Risk.  When interest rates decline, mortgage-backed securities are subject to prepayment risk, which is the risk that borrowers will refinance mortgages to take advantage of lower rates resulting in the Fund reinvesting when rates are low.  Conversely when interest rates increase borrowers do not prepay their mortgages, which locks the Fund into holding a lower yielding investment.  In addition, mortgage-backed securities may decline in value because of foreclosures or defaults.

Asset-Backed Securities Risk.  Asset-backed securities are not as sensitive to changes in interest rates as mortgage-backed securities.  Asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets and may not have the benefit of a security interest in the underlying assets which increases the risk of loss from default.

ETN Risk.  ETNs are unsecured debt obligations and are subject to the credit risk of their issuers, and would lose value if the issuer goes bankrupt.  ETN returns are linked to the performance of designated indices which fluctuate due to market changes as well as economic, legal, political and geographic events.  The market price of ETNs will fluctuate as their returns fluctuate and as the level of supply and demand for the ETNs change.  While ETNs are exchange-traded, a trading market may not develop limiting liquidity and adversely affecting the market value of the ETN.

Government-Sponsored Entities Risk.  The Fund invests in securities issued or guaranteed by government-sponsored entities.  However, these securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.

Municipal Bonds Risk. Municipal bonds are subject to numerous risks, including risks associated with economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors.  Repayment of municipal bonds depends on the ability of the issuer or project backing such securities to generate taxes or revenues.  There is a risk that the interest on an otherwise tax-exempt municipal bond may be subject to federal income tax.

Investment Company Risk. The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies.  When investing in other investment companies, the Fund bears its pro rata share of the other investment company’s fees and expenses including the duplication of advisory and other fees and expenses.

Additional principal risks resulting from investments in underlying funds include:

Foreign Securities Risk.  Investments in securities issued by foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements and market practices, including fluctuations in foreign currencies.

Emerging Markets Risk. Emerging market countries are in the initial stages of industrialization and generally have low per capita income.  In addition to the risks of foreign investing generally, investments in emerging market countries have additional and heightened risks due to less stable legal, political, and business frameworks to support securities markets. These risks include smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility; more restrictive national policies on foreign investment; less transparent and established taxation policies; higher rates and volatility of inflation; increased volatility in currency exchange rates; and more delays in settling portfolio transactions.  Because of these risk factors, the Fund’s investments in emerging market countries are subject to greater price volatility and illiquidity than investments in developed foreign markets.

Currency Risk.  When a fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment.  Non-U.S. countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit a fund’s ability to repatriate both investment capital and income, which could place the fund’s assets in such country at risk of total loss.

ETF Risk.  The market price of an ETF’s shares may trade at a discount to its net asset value per share. An active secondary trading market may not develop or be maintained, and the lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities.  ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track. The Fund will bear its pro rata portion of an ETF’s expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.

Derivatives Risk.  Derivatives can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by an underlying fund may not correlate with the underlying instrument or the underlying fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to liquidity risk, leverage risk and counterparty credit risk.

Adviser Risk.  The Adviser and the Sub-Advisers have limited experience managing a mutual fund.

New Fund Risk.  The Fund has no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Trust’s Board of Trustees may decide to liquidate the Fund.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Until such time, inception-to-date performance information as of the end of the most recently completed calendar quarter will be available on the Fund section of the Adviser’s website at www.portstreetinvest.com or by calling the Fund toll-free at 855-369-6220.  Performance information, when available, will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for certain periods compare with those of a broad measure of market performance.

Management
Investment Adviser	Portfolio Manager	Managed the Fund Since:
Port Street Investments, LLC	Douglas Allison, CFA – President Mike Breller – Vice President Derek Newcomer, CFA, CAIA – Vice President	December, 2015 December, 2015 December, 2015
Sub-Advisers	Portfolio Managers	Managed the Fund Since:
Aristotle Capital Management, LLC	Howard Gleicher, CFA – CEO and Chief Investment Officer	December, 2015
AMI Asset Management Corp	Christian Sessing, CFA – Chief Investment Officer and Lead Equity Portfolio Manager William Tanner – Chairman and Senior Portfolio Manager	December, 2015 December, 2015
Vaughan Nelson Investment Management, L.P.
Christopher D. Wallis, CFA – CEO and Chief Investment Officer
Dennis Alff, CFA – Senior Portfolio Manager
Charles D. Fargason, PhD – Senior Portfolio Manager
Scott J. Weber, CFA – Senior Portfolio Manager
December, 2015 December, 2015 December, 2015 December, 2015
Segall Bryant & Hamill, LLC	Gregory Hosbein, CFA – Principal and Fixed Income Portfolio Manager James D. Dadura, CFA – Principal and Fixed Income Portfolio Manager	December, 2015 December, 2015

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Port Street Institutional Opportunities Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer by contacting the Fund by telephone at 855-369-6220, or through a financial intermediary.  The minimum initial investment amount for purchases of shares of the Fund is $1,000.  Subsequent purchases and exchanges may be made with a minimum investment amount of $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan.  Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the Adviser and/or the Sub-Adviser(s) may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.